SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                February 6, 2003
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               (Date of Report (Date of Earliest Event Reported)



                        EAGLE BUILDING TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)


         0-26322                                        88-0327648
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(Commission File Number)                      (IRS Employer Identification No.)


             700 East Palmetto Park Road, Boca Raton, Florida 33432
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                    (Address of Principal Executive Offices)

                                  (561)391-7899



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ITEM 5.

     On February 6, 2003 Eagle Building Technologies, Inc. issued the press release set forth as exhibit to this Current report and Form 8K.

ITEM 7. Exhibits
99.1     Press Release dated February 6, 2003



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EAGLE BUILDING TECHNOLOGIES, INC.

Dated: February 6, 2003             By: /s/ Meyer A. Berman
                                    --------------------------
                                    Meyer A. Berman, Chairman

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